UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2009, Headwaters Incorporated (“Headwaters”) entered into a placement agency agreement with Canaccord Adams Inc., acting as lead placement agent, and Stephens Inc. and Avondale Partners, LLC, acting as co-placement agents (the “Placement Agents”) relating to the issuance and sale of 9.6 million shares of Headwaters’ common stock in a registered direct offering at a price of $3.90 per share. Headwaters will raise gross proceeds of approximately $37.4 million from the offering. Pursuant to the terms of the placement agency agreement, Headwaters has agreed to pay the Placement Agents an aggregate fee equal to 6% of the gross proceeds from the offering. The sale of the common stock is being made pursuant to a subscription agreement between Headwaters and each of the investors in the offering. The transaction is expected to close on September 22, 2009 subject to customary closing conditions. A copy of the placement agency agreement and the form of subscription agreement being entered into with investors are attached as Exhibits 1.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

The common stock is being offered and sold pursuant to a prospectus supplement filed with the U.S. Securities and Exchange Commission on September 17, 2009, in connection with a takedown from the Company’s shelf registration statement on Form S-3, File No. 333-155565, as amended by Amendment Nos. 1 and 2. A copy of the prospectus supplement is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

On September 17, 2009, Headwaters issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The foregoing descriptions of the placement agency agreement and form of subscription agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated by reference.

Item 7.01	Regulation FD Disclosure.

Headwaters has previously made available the attached materials on a confidential basis. A copy of the materials presented by Headwaters is furnished as Exhibit 99.4 to this Form 8-K and is incorporated by reference herein.

The information set forth in this Item 7.01 and in the attached Exhibit 99.4 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Form 8-K. The materials furnished as Exhibit 99.4 include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. The non-GAAP information included therein is subject to the reconciliations to Headwaters’ financial statements and rationale for using the information set forth in Headwaters’ prior Exchange Act reports.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement, dated September 17, 2009, by and between Headwaters Incorporated, Canaccord Adams Inc., Stephens Inc. and Avondale Partners, LLC.

99.1	Form of Subscription Agreement

99.2	Headwaters Incorporated Prospectus Supplement, dated September 17, 2009

99.3	Headwaters Incorporated Press Release, issued September 17, 2009

99.4	Headwaters Incorporated Shareholders Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2009

HEADWATERS INCORPORATED (Registrant)

By	/s/ KIRK A. BENSON
Kirk A. Benson
Chairman of the Board and Chief Executive Officer